                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             America Online, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                [LOGO OF AMERICA ONLINE, INC. APPEARS HERE]

                             AMERICA ONLINE, INC.
                                 22000 AOL WAY
                             DULLES, VA 20166-9323

                             JANUARY 20, 1998

Dear Stockholder,

  You are cordially invited to attend a Special Meeting of Stockholders of America Online, Inc. (the "Company") to be held at 4:00 p.m. on February 6, 1998 at the Sheraton Premiere at Tyson's Corner, located at 8661 Leesburg Pike, Vienna, Virginia.

  At the Special Meeting, the Company will ask the Stockholders to approve and adopt an amendment to the Company's Restated Certificate of Incorporation to increase the authorized number of shares of common stock.

  Whether you plan to attend the Special Meeting or not, it is important that you promptly complete, sign, date and return the enclosed proxy card in accordance with the instructions set forth on the card. This will ensure your proper representation at the Special Meeting.

                                          Sincerely,

                                          /s/ Stephen M. Case,

                                          Stephen M. Case,
                                          Chairman of the Board


                            YOUR VOTE IS IMPORTANT.
                PLEASE REMEMBER TO RETURN YOUR PROXY PROMPTLY.

                             AMERICA ONLINE, INC.

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                          TO BE HELD FEBRUARY 6, 1998

To the Stockholders of America Online, Inc.

  NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of America Online, Inc., a Delaware corporation (the "Company"), will be held on February 6, 1998 at the Sheraton Premiere at Tyson's Corner, located at 8661 Leesburg Pike, Vienna, Virginia at 4:00 p.m. for the following purposes:

  1. To amend the Company's Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 300,000,000 to 600,000,000.

  2. To transact such other business as may be properly brought before the Special Meeting and any adjournments thereof.

  The Board of Directors has fixed the close of business on January 14, 1998 as the record date for the determination of Stockholders entitled to notice of and to vote at the Special Meeting and at any adjournments thereof. A list of such Stockholders will be available for inspection at the place of the Special Meeting, during ordinary business hours for the ten-day period prior to the Special Meeting.

  All Stockholders are cordially invited to attend the Special Meeting. However, to ensure your representation, you are requested to complete, sign, date and return the enclosed proxy as soon as possible in accordance with the instructions on the proxy card. A return addressed envelope is enclosed for your convenience.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ George Vradenburg, III

                                          George Vradenburg, III
                                          Secretary

Dulles, Virginia

January 20, 1998

                             AMERICA ONLINE, INC.
                                 22000 AOL WAY
                          DULLES, VIRGINIA 20166-9323
                                (703) 448-8700
                               ----------------

                                PROXY STATEMENT
                               ----------------

                              GENERAL INFORMATION

  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of America Online, Inc. (the "Company" or "America Online"), a Delaware corporation, of proxies, in the accompanying form, to be used at the Special Meeting of Stockholders to be held at the Sheraton Premiere at Tyson's Corner, located at 8661 Leesburg Pike, Vienna, Virginia on February 6, 1998 at 4:00 p.m., and any adjournments thereof (the "Meeting").


  Where the Stockholder specifies a choice on the proxy as to how his or her shares are to be voted, the shares will be voted accordingly. If no choice is specified, the shares will be voted FOR the amendment of the Company's Restated Certificate of Incorporation to increase the authorized number of shares of the Company's common stock, par value $.01 per share ("Common Stock"), from 300,000,000 to 600,000,000. A proxy may be revoked by written instrument delivered to the Company at any time before the proxy is voted. Any Stockholder who has executed a proxy but is present at the Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. Shares represented by valid proxies in the form enclosed, received in time for use at the Meeting and not revoked at or prior to the Meeting, will be voted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's Common Stock, is necessary to constitute a quorum at the Meeting. With respect to the tabulation of proxies for purposes of constituting a quorum, abstentions and broker non-votes are treated as present, and with respect to the tabulation of proxies for purposes of the proposal to amend the Company's Restated Certificate of Incorporation, abstentions and broker non-votes are treated as votes against the proposal.

  The close of business on January 14, 1998 has been fixed as the record date for determining the Stockholders entitled to notice of and to vote at the Meeting. As of that date, the Company had 104,809,467 shares of Common Stock outstanding and entitled to vote. Holders of Common Stock are entitled to one vote per share on all matters to be voted on by Stockholders. This Proxy Statement and the accompanying proxy are being mailed on or about January 20, 1998 to all Stockholders entitled to notice of and to vote at the Meeting.


  The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock of the Company for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex, and personal solicitation by the directors, officers or employees of the Company. No additional compensation will be paid to directors, officers or employees for such solicitation. The Company has retained Georgeson & Company, Inc. to assist in the solicitation of proxies, for a fee estimated to be approximately $8,000 plus reasonable out-of-pocket expenses.

                                SHARE OWNERSHIP

  The following table sets forth certain information as of December 31, 1997, concerning the ownership of Common Stock by (i) each stockholder of the Company known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock, (ii) each current member of the Board of Directors of the Company, (iii) the Company's five most highly compensated executive officers (measured as of fiscal year 1997) and (iv) all current directors and executive officers of the Company as a group.

                                                                  SHARES
                                                            BENEFICIALLY OWNED
                                                                   (1)
                                                            ------------------
NAME AND ADDRESS*                                             NUMBER   PERCENT
-----------------                                           ---------- -------

The Capital Group Companies, Inc. and
Capital Research and Management Company(2)(3).............. 12,833,220  12.3%
333 South Hope Street
Los Angeles, California 90071
American Century Investments, Inc.(4)......................  6,609,100   6.3%
4500 Main Street, Suite 400
Kansas City, MO 64111
Putnam Investments, Inc.(2)(5).............................  7,727,146   7.4%
One Post Office Square
Boston, Massachusetts 02109
Daniel F. Akerson, Director(8).............................     25,000     **
Bruce R. Bond, President and CEO, ANS Communications(8)....      4,500     **
Stephen M. Case, President and CEO, Chairman of the
 Board(6)(7)...............................................  2,252,895   2.1%
Frank J. Caufield, Director(8).............................    179,800     **
Robert J. Frankenberg, Director(8).........................     55,000     **
General Alexander M. Haig, Jr., Director(8)................    219,360     **
Lennert J. Leader, Senior V. P., CFO, Treasurer, Chief
Accounting Officer, and Assistant Secretary(7).............    496,031     **
Theodore J. Leonsis, President and CEO, AOL Studios(7).....    402,454     **
William N. Melton, Director(7).............................    375,000     **
Dr. Thomas Middelhoff, Director(9).........................        -0-     **
Robert W. Pittman, President and CEO, AOL Networks,
 Director(8)...............................................    145,423     **
All executive officers and directors as a group (15
 persons)(7)...............................................  4,658,759   4.3%

--------
 * Addresses are given for beneficial owners of more than 5% of the Common Stock only.

**  Represents beneficial ownership of less than 1% of the Company's Common
    Stock.

(1) The number of shares of Common Stock issued and outstanding on December 31, 1997, was 104,173,306. The calculation of percentages is based upon the number of shares of Common Stock issued and outstanding on such date, plus shares of Common Stock subject to options held by the respective persons on December 31, 1997 and exercisable within 60 days thereafter. The persons and entities named in the table have sole voting and dispositive power with respect to all shares shown as beneficially owned by them, except as described below. Attached to each share of Common Stock is a Preferred Share Purchase Right to acquire one one-hundredth of a share of the Company's Series A Junior Participating Preferred Stock, par value $.01 per share, which Preferred Share Purchase Rights are not presently exercisable.

(2) Based solely upon information filed with the Securities and Exchange Commission as of December 31, 1997.

(3) The Capital Group Companies, Inc. reports that it does not have dispositive or voting power over the reported shares of Common Stock but may be deemed to "beneficially own" such securities by virtue of Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Capital Research and Management Company, an investment advisor and wholly-owned subsidiary of The Capital Group Companies, Inc. reports that it is the beneficial owner of and has sole dispositive power over 9,914,400 shares of Common Stock. The remaining shares are reported as being beneficially owned by other subsidiaries of The Capital Group Companies, Inc., none of which by itself owns 5% or more of the outstanding securities.

(4) Based solely on information acquired from the Company's proxy solicitor as of December 31, 1997.

(5) Putnam Investments, Inc. is a wholly-owned subsidiary of Marsh & McClennan Companies, Inc. Included in the 7,727,146 shares of Common Stock beneficially owned by Putnam Investments, Inc., are 6,536,878 shares beneficially owned by Putnam Investment Management, Inc. and 625,384 shares of Common Stock beneficially owned by The Putnam Advisory Company, Inc., both registered investment advisers and wholly-owned subsidiaries of Putnam Investments, Inc. Putnam Investments, Inc. shares voting power with The Putnam Advisory Company, Inc. with respect to 420,514 shares.

(6) Includes 4,086 shares held by a custodian on behalf of Mr. Case's minor children under the Uniform Gifts to Minors Act.

(7) Includes shares issuable within 60 days of December 31, 1997, upon the exercise of options to purchase Common Stock as follows: Mr. Case-- 1,692,200; Mr. Melton--175,000; Mr. Leader--366,036; Mr. Leonsis--267,628;
    and all executive officers and directors as a group--3,631,568.

(8) Represents shares issuable within 60 days of December 31, 1997 upon the exercise of options to purchase Common Stock.

(9) Dr. Middelhoff is a Director and a member of the Executive Board of Bertelsmann AG, a joint venture partner of the Company. Dr. Middelhoff has been elected as Chairman of the Board of Bertelsmann AG beginning in October 1998. Dr. Middelhoff disclaims beneficial ownership of 3,609,280 shares of Common Stock owned by Bertelsmann AG.

       AMENDMENT OF THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION
                  TO INCREASE THE AUTHORIZED NUMBER OF SHARES

  The Company's Restated Certificate of Incorporation (the "Certificate of Incorporation") authorizes the issuance of 300,000,000 shares of Common Stock, $.01 par value, and 5,000,000 shares of Preferred Stock, $.01 par value. As of January 7, 1998, the Board of Directors of the Company approved an amendment to the Certificate of Incorporation to increase the authorized number of shares of Common Stock from 300,000,000 to 600,000,000 and to submit the proposed amendment to the Stockholders at the Meeting called for that purpose.

PURPOSE AND EFFECT OF THE AMENDMENT

  The general purpose and effect of the proposed amendment to the Company's Certificate of Incorporation will be to authorize 300,000,000 additional shares of Common Stock. The Board of Directors believes that it is prudent to have the additional shares of Common Stock available for general corporate purposes, including acquisitions, equity financings, grants of stock options, payment of stock dividends, stock splits or other recapitalizations.

  Although the Board of Directors has not decided to effect a stock split, the Board may decide to effect a stock split if the proposed increase is approved by the stockholders. The Company has a history of regular stock splits, having declared three such splits since October 1994, each of which was effected by dividending one additional share for each share presently owned. In considering stock splits, the Board's philosophy continues to be guided by a conviction not only that the Company's ownership, and the liquidity afforded its stockholders, expands in relation to the number of shares outstanding, but also that the Company's shares become more attractive to individual investors when it is possible to acquire a larger number of them for the same total dollar amount. Securing Stockholder approval of additional authorized shares prior to the consideration by the Board of any future stock split is felt by the Company to be appropriate, given that any such stock split would consume a substantial portion of the remaining shares currently authorized for issuance. The Board of Directors considers a number of factors, including general market conditions, in deciding whether or when to effect a stock split, and any of these factors could cause the Board to decide against effecting a stock split at any particular time.

  The Company currently has 300,000,000 authorized shares of Common Stock. As of December 31, 1997, the Company had 104,173,306 shares issued and outstanding and of the remaining 195,826,694 authorized but unissued shares, the Company has reserved approximately 3,600,000 shares in connection with the possible exercise of outstanding warrants, 1,000,000 shares in connection with the possible conversion of outstanding preferred stock, 3,353,000 shares in connection with the possible conversion of outstanding convertible subordinated debt, 33,100,000 shares pursuant to the Company's option plans and 225,000 shares pursuant to the Company's Employee Stock Purchase Plan.

  Except in connection with the reserved shares described above, the Company currently has no arrangements or understandings for the issuance of additional shares of Common Stock, although opportunities for acquisitions and equity financings could arise at any time. If the Board of Directors deems it to be in the best interest of the Company and the Stockholders to issue additional shares of Common Stock in the future, the Board of Directors generally will not seek further authorization by vote of the Stockholders, unless such authorization is otherwise required by law or regulations.

  The increase in the authorized number of shares of Common Stock could have an anti-takeover effect. If the Company's Board of Directors desired to issue additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

VOTE

  The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting will be required to approve the amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of Common Stock from 300,000,000 to 600,000,000.

  THE BOARD OF DIRECTORS RECOMMENDS THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 300,000,000 TO 600,000,000.

                                 OTHER MATTERS

  The Board of Directors knows of no other business which will be presented to the Meeting. If any other business is properly brought before the Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

                             STOCKHOLDER PROPOSALS

  To be considered for inclusion in the Company's proxy materials relating to the 1998 Annual Meeting of Stockholders, stockholder proposals must be received, marked for the attention of: Secretary, America Online, Inc., 22000 AOL Way, Dulles, Virginia 20166-9323, no later than June 8, 1998.

  WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL OUT, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

                                          By order of the Board of Directors:

                                          /s/ George Vradenburg, III

                                          George Vradenburg, III
                                          Secretary
Dulles, Virginia

January 20, 1998

                                                                 3860-SP-98

                             AMERICA ONLINE, INC.

            THIS PROXY IS BEING SOLICITED BY AMERICA ONLINE, INC.'S
                              BOARD OF DIRECTORS

      The undersigned, revoking previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated January 20, 1998 in connection with the Special Meeting to be held at 4:00 p.m. on February 6, 1998 at the Sheraton Premiere at Tyson's Corner, located at 8661 Leesburg Pike, Vienna, Virginia and hereby appoints Stephen N. Case, Lennert J. Leader, Robert W. Pittman and George Vradenburg, III and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of America Online, Inc. registered in the name provided herein which the undersigned is entitled to vote at the 1998 Special Meeting of Stockholders, and at any adjournment or adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in said proxy.

      This Proxy when executed will be voted in the manner directed herein. If no direction is made this Proxy will be voted FOR the amendment of the Restated Certificate of Incorporation to increase the authorized number of shares. With respect to the tabulation of proxies for purposes of the proposal to amend the Company's Restated Certificate of Incorporation to increase the authorized number of shares, abstentions and broker non-votes are treated as votes against the proposal.

      In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof.

      SEE REVERSE SIDE FOR THE PROPOSAL. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes.

                                                        [SEE REVERSE
      CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE]

[X] Please mark
    votes as in
    this example.

The Board of Directors recommends a vote FOR the amendment.

1.  Amendment of Restated Certificate
    of Incorporation to increase the
    number of authorized shares.


  FOR      AGAINST    ABSTAIN
  [ ]        [ ]       [ ]


                               MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]


                               Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.





Signature: ________________ Date________ Signature:______________ Date_________